Supplement dated May 10, 2023 to the Statutory Prospectus dated May 1, 2023 for the M Vision flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company:

The purpose of this supplement is to update certain underlying fund information. This supplement must be preceded or accompanied by the Statutory Prospectus, as applicable (collectively, the "Prospectus") for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We", "us", or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective May 1, 2023, the underlying fund information related to Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section will be deleted and replaced with the following:
Fund; Advisor (Subadvisor)	Current Expenses
M Capital Appreciation Fund; M Financial Investment Advisers, Inc.	1.00%
M Large Cap Growth Fund; M Financial Investment Advisers, Inc.	0.76%
M International Equity Fund; M Financial Investment Advisers, Inc.	0.68%
M Large Cap Value Fund; M Financial Investment Advisers, Inc.	0.63%

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Form No. 15-52062-00